                                                                    EXHIBIT 99.4


                         CERTIFICATE OF DESIGNATIONS OF

                            SERIES B PREFERRED STOCK
                                (PAR VALUE $0.01)

                                       OF

                           CONTINENTAL AIRLINES, INC.

                       ----------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                       ----------------------------------

         Continental Airlines, Inc., a Delaware corporation, acting in accordance with Section 151 of the General Corporation Law of the State of Delaware, does hereby submit the following Certificate of Designations of its Series B Preferred Stock.

         FIRST: The name of the corporation is Continental Airlines, Inc. (the "CORPORATION").

         SECOND: On November 15, 2000, and in accordance with authority conferred upon the Board of Directors of the Corporation (the "BOARD") by the Amended and Restated Certificate of Incorporation of the Corporation (as the same may be amended or modified from time to time, the "CERTIFICATE OF INCORPORATION"), the Board adopted the following resolutions:

         WHEREAS, the Certificate of Incorporation authorizes 10,000,000 shares of preferred stock, par value $.01 per share (the "PREFERRED STOCK"), issuable from time to time in one or more series;

         WHEREAS, the Board is authorized, subject to certain limitations prescribed by law and certain provisions of the Certificate of Incorporation, to establish and fix the number of shares to be included in any series of Preferred Stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such series;

         WHEREAS, the Board deems it advisable to establish a series of Preferred Stock, designated as Series B Preferred Stock, par value $.01 per share; and

         WHEREAS, the sole share of such series is to be issued to Northwest Airlines, Inc. ("NORTHWEST"), at the closing of the transactions contemplated by, and as an inducement to the Northwest Parties (as defined below) to enter into, the Omnibus Agreement, dated as of November 15, 2000 (the "OMNIBUS AGREEMENT"), among Northwest, Northwest Airlines Holdings Corporation, Northwest Airlines Corporation, Air Partners, L.P. (together, the "NORTHWEST PARTIES") and the Corporation, and in connection with the amendment to the Master Alliance Agreement dated as of January 25, 1998 between Northwest and the Corporation (the "MASTER ALLIANCE AGREEMENT"), which amendment is being entered into pursuant to, and will be effective at the Effective Time as defined in, the Omnibus Agreement;

         NOW, THEREFORE, BE IT RESOLVED, that the series of Preferred Stock designated as Series B Preferred Stock, is hereby authorized and established; and

         FURTHER, RESOLVED, that the Board does hereby fix and determine the designations, rights, preferences, powers, restrictions and limitations of the Series B Preferred Stock as follows:

SECTION 1.        NUMBER OF SHARES AND DESIGNATION.

                  The designation of the series of Preferred Stock created by this resolution shall be "Series B Preferred Stock" (hereinafter called this "SERIES"), and the number of shares constituting this Series shall be one (the "Share"). The Share shall have a stated value of $100 and a liquidation preference of $100 (the "LIQUIDATION PREFERENCE"), as described herein. The number of authorized shares of this Series shall not be increased or reduced without the affirmative vote or written consent of the holder of the Share, voting separately as a class.

SECTION 2.        DIVIDENDS.

                  No dividends shall be payable in respect of the Share.

SECTION 3.        REDEMPTION.

                  (1) The Share shall not be redeemable by the Corporation except that it may be redeemed, at the option of the Corporation, for an amount equal to the Liquidation Preference upon or following the occurrence of any one of following (each, a "REDEMPTION EVENT"):

                           (A) the sale, transfer, assignment, pledge, option or
                  other disposition of the Share or any of the beneficial or voting interest therein (other than a voting interest that does not constitute an Encumbrance (as defined below), including any security derivative of such interest, by any of the Northwest Parties or their respective successors to any other Person, other than to a successor in interest to Northwest by operation of law that owns directly all or substantially all of the Airline Assets owned by Northwest, or the Encumbrance of the Share by any of the Northwest Parties or their respective successors;

                           (B) a NW Change of Control, unless the Corporation
                  shall have previously notified Northwest in writing that a NW Change of Control will not be deemed to occur by virtue of the relevant event;

                           (C) any of the Northwest Parties committing (i) an
                  inadvertent breach of any provision of Section 1.01, Section 1.03(a) or Section 1.04 of the Standstill Agreement being entered into by the Corporation and certain of the Northwest Parties in accordance with the Omnibus Agreement that is not cured within fifteen days of receipt by Northwest of notice from the Corporation of such breach or (ii) any other breach in any material respect of Section 1.01, 1.03(a) or 1.04 or any breach in any material respect of Section 1.02, 1.03(b), 1.03(c), 1.03(d), 1.03(e),
                  1.03(f) or 1.03(g) (but only to the extent that the actions covered by Section 1.03(g) relate to Section 1.03(b), 1.03(c), 1.03(d), 1.03(e) or 1.03(f)) of the Standstill Agreement;

                           (D) the taking of any action by any of the Northwest
                  Parties which has the effect or result of, or any of the Northwest Parties otherwise causing, any of them to become an "Acquiring Person" under the Amended and Restated Rights Agreement (as defined in the Omnibus Agreement), as amended from time to time (the "RIGHTS AGREEMENT"), or any successor agreement; or

                           (E) the Master Alliance Agreement, as amended from
                  time to time, being terminated or expiring, other than as a result of a breach or wrongful termination thereof by the Corporation or its successor thereunder.

                  (2) Notice of redemption of the Series B Preferred Stock shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid, to Northwest at its address as it shall appear on the records of the Corporation, (i) notifying Northwest of the redemption of the Share and (ii) stating the place at which the certificate evidencing the Share shall be surrendered. The Corporation shall act as the transfer agent for the Series B Preferred Stock.

                  (3) From and after the notice of redemption having been duly given, and the redemption price having been paid or irrevocably set aside for payment, the Share shall no longer be, or be deemed to be, outstanding for any purpose, and all rights, preference and powers (including voting rights and powers) of the holder of the Share shall automatically cease and terminate, except the right of Northwest, upon surrender of the certificate for the Share, to receive the redemption price.

SECTION 4.        VOTING.

                  Neither the Share nor its holder (in respect of the Share) shall have any voting rights or powers either general or special, except:

                  (1)      As required by law;

                  (2) The affirmative vote or written consent of the holder of the Share, voting separately as a class, given in person or by proxy, shall be necessary for authorizing, approving, effecting or validating:

                           (A) the amendment, alteration or repeal of any of the
                  provisions of the Certificate of Incorporation or any certificate amendatory thereto or supplemental thereto (including this Certificate of Designations), whether by merger, consolidation or otherwise, that would adversely affect the powers, designations, preferences and relative, participating or other rights of the Share;

                           (B) any amendment, alteration or repeal of, or the
                  adoption of any provision inconsistent with, any of the provisions of Article SEVEN of the Certificate of Incorporation, whether by merger, consolidation or otherwise;

                           (C) any CO Change of Control (as defined below), with
                  respect to which the stockholders of Continental or its successor are entitled to vote, whether pursuant to applicable law or the rules of the national securities exchange or market system on which the common stock of the Corporation or its successor is principally traded;

                           (D) any dividend or distribution of all or
                  substantially all of the Airline Assets (as defined below), including a dividend or distribution that includes the shares of any Subsidiary holding, directly or indirectly, all or substantially all of the Airline Assets, of the Corporation or its successor and its Subsidiaries, taken as a whole, (other than a dividend or distribution to a Holding Company the creation of which was previously subject to clause (F) below), whether as part of a single dividend or distribution or a related series thereof;

                           (E) any sale, transfer or other disposition, directly
                  or indirectly, by the Corporation or its successor of all or substantially all of its Airline Assets to one or more of its Affiliates in one or a series of related transactions, provided that no such vote shall be required if (x) each such transferee of assets issues to Northwest or its successor, for a purchase price of $100, a share of preferred stock of such transferee having powers, designations, preferences and relative, participating or other rights, and restrictions and limitations thereof, with respect to such transferee that are identical to the powers, designations, preferences and relative, participating or other rights, and restrictions and limitations thereof, of this Series with respect to the Corporation, provided, that such newly issued share may differ from the Share as may be reasonably necessary and appropriate to reflect that such new entity and not the Corporation is the issuer thereof or any other non-material changes that do not adversely affect the rights of the holder thereof, (y) a rights plan with terms and conditions identical in all material respects to those provided under the Rights Agreement (except that any Person that would otherwise be an Acquiring Person (as defined in the Rights Agreement) as a result of or in connection with any transaction may be designated as an "Exempt Person" thereunder to the extent that, and only for so long as, such Acquiring Person is not a Major Carrier or an Affiliate of a Major Carrier, and other terms and conditions may be changed if such changes would be permitted under Article SEVEN of the Certificate of Incorporation) is established at each such transferee that has outstanding capital stock registered under Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended, and provided, that the initial exercise price established therein is established at a level based upon reasonable and customary valuation practices substantially consistent with those used in establishing the exercise price in the predecessor agreement to the Rights Agreement, and (z) the certificate of incorporation of each such entity issuing a share of preferred stock in accordance with clause (x) of this paragraph contains provisions in form and substance identical to Article SEVEN of the Certificate of Incorporation, subject to appropriate modifications, if applicable, as may be necessary to reflect that a rights plan may not yet be required to be put into effect;

                           (F) any reorganization or restructuring of, or any
                  other transaction involving, the Corporation or its successor and any of its Subsidiaries the effect of which is to create a new Holding Company (as defined below) other than a transaction subject to Section 4(2)(G), provided that no such vote shall be required if (x) such Holding Company is not a Major Carrier or an Affiliate of a Major Carrier, and it and each of its Subsidiaries owning Airline Assets issue to Northwest or its successor, for a purchase price of $100, a share of a series of preferred stock of each such company having powers, designations, preferences and relative, participating or other rights, and restrictions and limitations thereof, with respect to each such company that are identical to the powers, designations, preferences and relative, participating or other rights, and restrictions and limitations thereof, of this Series with respect to the Corporation, provided, that such newly issued share may differ from the Share as may be reasonably necessary and appropriate to reflect that such new entity and not the Corporation is the issuer thereof or any other non-material changes that do not adversely affect the rights of the holder thereof, (y) a rights plan with identical terms and conditions in all material respects to those provided under the Rights Agreement (except that any Person that would otherwise be an Acquiring Person (as defined in the Rights Agreement) as a result of or in connection with any transaction may be designated as an "Exempt Person" thereunder to the extent that, and only for so long as, such Acquiring Person is not a Major Carrier or an Affiliate of a Major Carrier, and other terms and conditions may be changed if such changes would be permitted under Article SEVEN of the Certificate of Incorporation) is established at such new Holding Company and each such Subsidiary that has outstanding capital stock registered under
                  Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended, and provided, that the initial exercise price established therein is established at a level based upon reasonable and customary valuation practices substantially consistent with those used in establishing the exercise price in the predecessor agreement to the Rights Agreement, and (z) the certificate of incorporation of each such entity issuing a share of preferred stock in accordance with clause (x) of this paragraph contains provisions in form and substance identical to Article SEVEN of the Certificate of Incorporation, subject to appropriate modifications, if applicable, as may be necessary to reflect that a rights plan may not yet be required to be put into effect; or

                           (G) any transaction involving the establishment of a
                  new Holding Company, whether as a result of a reorganization, restructuring or otherwise, which new Holding Company does not and will not upon consummation of such transaction have any outstanding Capital Stock registered under Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended, or any transaction involving the Corporation or its successor that has either a reasonable likelihood or a purpose of producing, either directly or indirectly, any of the effects described in paragraph
                  (a)(3)(ii) of Rule 13e-3 (as in effect on the date of issuance of the Share) promulgated under the Securities Exchange Act of 1934, as amended (a "GOING PRIVATE TRANSACTION"), provided that no such vote shall be required if (1) no later than the consummation of such Going Private Transaction or the consummation of the transaction resulting in such new Holding Company, as applicable, each remaining holder of the common stock of Continental or its successor upon consummation of such Going Private Transaction, or each holder of outstanding Capital Stock of such new Holding Company (other than, in the case of a Holding Company that is a limited partnership, limited partners thereof that are not Affiliates of any general partner thereof), as applicable, executes and delivers a transfer restriction agreement to Northwest or its successor in the form of Exhibit 12 to the Omnibus Agreement, and until Continental or such Holding Company, as applicable, has outstanding Capital Stock registered under Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended, Continental or such Holding Company, as applicable, agrees to require any Person acquiring Capital Stock from Continental or such Holding Company, as applicable, subject to the preceding parenthetical, likewise to execute and deliver such agreement to Northwest, (2) each of the share certificates representing common stock of Continental or Capital Stock of such Holding Company, as applicable, bears an appropriate legend in accordance with applicable law as to the agreement described in clause (1), and (3) the certificate of incorporation of such new Holding Company contains provisions in form and substance identical to Article SEVEN of the Certificate of Incorporation, subject to appropriate modifications as may be necessary to reflect that a rights plan is not yet required to be put into effect.

                  (3) The voting rights and powers set forth in Sections 4(2)(B), 4(2)(C), 4(2)(D), 4(2)(E), 4(2)(F) and 4(2)(G) shall automatically terminate if the Share becomes redeemable in accordance with Section 3 hereof.

SECTION 5.        LIQUIDATION RIGHTS.

                  (1) Upon the dissolution, liquidation or winding up of the Corporation, the holder of the Share shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the common stock of the Corporation or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100, and no more.

                  (2) Neither the sale of all or substantially all of the assets or capital stock of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the

         Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this
         Section 5.

                  (3) After the payment to the holder of the Share of the full preferential amount provided for in this Section 5, the holder of the Share as such shall have no right or claim to any of the remaining assets of the Corporation.

SECTION 6.        RANKING.

                  For purposes of this resolution, any stock of any class or classes of the Corporation, other than the Class B Common Stock of the Corporation (as the same may be reclassified, changed or amended from time to time), shall be deemed to rank prior to the Share upon liquidation, dissolution or winding up.

SECTION 7.        NO ADDITIONAL RIGHTS.

                  Except as required by law and except as provided in the Certificate of Incorporation, neither the Series B Preferred Stock nor the holder of the Share, in respect of the Share, shall be entitled to any rights, powers or preferences other than those set forth in this resolution.

SECTION 8.        DEFINITIONS.

                  Capitalized terms not otherwise defined in this Certificate of Designation shall have the following meanings in this Certificate of
         Designation:

                           "AFFILIATE" means, as applied to a Person, any other
                  Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition "CONTROL" (including, with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

                           "AIRLINE ASSETS" means those assets used, as of the
                  date of determination, in the relevant Person's operation as an air carrier.

                           "BENEFICIAL OWNERSHIP" has the meaning given such
                  term in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended.

                           "CAPITAL STOCK" of any Person means any and all
                  shares, interests, rights to purchase, options, warrants, participation or other equivalents of or interests in (however designated) the equity of such Person, including any preferred stock.

                           "CO CHANGE OF CONTROL" means:

                           (i) a merger, reorganization, share exchange,
                  consolidation, tender or exchange offer, private purchase, business combination, recapitalization or similar transaction as a result of which (A) a Major Carrier or a Holding Company of a Major Carrier and a Continental Affected Company are legally combined, (B) a Major Carrier, any of its Affiliates, or any combination thereof acquires, directly or indirectly, Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Continental Affected Company, or (C) a Continental Affected Company acquires, directly or indirectly, Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Major Carrier;

                           (ii) the liquidation or dissolution of the
                  Corporation or its successor in connection with which the Corporation or such successor ceases operations as an air carrier;

                           (iii) the sale, transfer or other disposition of all
                  or substantially all of the Airline Assets of Continental (or its successor) and its Subsidiaries on a consolidated basis directly or indirectly to a Major Carrier, any Affiliate of a Major Carrier or any combination thereof, whether in a single transaction or a series of related transactions;

                           (iv) the sale, transfer or other disposition of all
                  or substantially all of the trans-Atlantic route network or the Latin American route network of the Corporation or its successor other than to an Affiliate of the Corporation;

                           (v) the direct or indirect acquisition by a Major
                  Carrier, any of its Affiliates or any combination thereof of Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Continental Affected Company;

                           (vi) the direct or indirect acquisition, whether in a
                  single transaction or a series of related transactions, by a Continental Affected Company of Airline Assets and associated employees, which Airline Assets on a stand alone basis would have pro forma annual passenger revenues for the most recently completed four fiscal quarters for which financial statements can be reasonably prepared in excess of the Revenue Threshold; or

                           (vii) the execution by a Continental Affected Company
                  of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses
                  (i), (ii), (iii), (iv), (v) or (vi).

                  Notwithstanding the foregoing, (A) in no event shall a commercial cooperation agreement (such as the Northwest-KLM trans-Atlantic joint venture), which involves a Major Carrier or any of its Affiliates and a Continental Affected Party, which consists of code sharing, a joint venture or similar arrangement and which does not involve a sale, transfer, or acquisition of Airline Assets, be deemed to be a CO Change of Control, and (B) any such commercial cooperation agreement, which involves a Major Carrier or any of its Affiliates and a Continental Affected Party, which consists of code sharing, a joint venture or similar arrangement but which does involve a sale, transfer, or acquisition of Airline Assets, shall be deemed to be a CO Change of Control only if such transaction is otherwise within the scope of one or more of the preceding clauses (i) through (vii).

                           "CONTINENTAL AFFECTED COMPANY" means (a) the
                  Corporation and its successor, (b) any Holding Company of the Corporation, or (c) any Subsidiary of the Corporation or its successor or of any Holding Company of the Corporation, that in any such case owns, directly or indirectly, all or substantially all of the Airline Assets of the Corporation or its successor, such Holding Companies of the Corporation and such Subsidiaries, taken as a whole.

                           "ENCUMBRANCE" means the direct or indirect grant by
                  any Northwest Party or its successor to any other Person of the sole or shared power or right to vote or consent, or direct the voting or consenting of, the Share in any respect, whether by proxy, voting agreement, arrangement, or understanding (written or otherwise) voting trust, or otherwise (other than a revocable proxy granted to any director, officer or employee of a Northwest Party or the Corporation, or any counsel for any Northwest Party, or any corporate trust officer of Wilmington Trust Company or a national trust company solely for the limited purpose of voting the Share, the instructions for which are given solely by the relevant Northwest Party), or by joining a partnership, limited partnership, syndicate or other voting group or otherwise acting in concert with another Person (other than a revocable proxy referred to above) for the purpose or with the effect of voting or directing the vote of the Share.

                           "HOLDING COMPANY" means, as applied to a Person, any
                  other Person of whom such Person is, directly or indirectly, a Subsidiary.

                           "INSTITUTIONAL INVESTOR" shall mean an institutional
                  or other passive investor who, with respect to the securities relating to Voting Power that are the subject of the definition of Subsidiary herein, would be entitled to file a Statement on Schedule 13G (and not required to file a Statement on Schedule 13D) with respect to such securities under the rules promulgated under the Securities Exchange Act of 1934, as amended, in effect on November 15, 2000, but only so long as such investor would not be required to file a Statement on Schedule 13D with respect to such securities.

                           "MAJOR CARRIER" means an air carrier (other than the
                  Corporation and its successors and any Subsidiary thereof or Northwest Airlines Corporation and its successors and any Subsidiary thereof), the annual passenger revenues of which (including its Subsidiaries' predecessor entities) for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination (or the U.S. dollar equivalent thereof).

                           "NORTHWEST AFFECTED COMPANY" means (a) Northwest
                  Airlines Corporation, Northwest and their respective successors, (b) any Holding Company of Northwest Airlines Corporation or Northwest, or (c) any Subsidiary of Northwest Airlines Corporation, Northwest or their respective successors or of any Holding Company or their respective successors, that in any such case owns, directly or indirectly, all or substantially all of the Airline Assets of Northwest Airlines Corporation, Northwest or their respective successors, such Holding Companies of Northwest Airlines Corporation, Northwest and such Subsidiaries, taken as a whole.

                           "NW CHANGE OF CONTROL" means:

                           (i) a merger, reorganization, share exchange,
                  consolidation, tender or exchange offer, private purchase, business combination, recapitalization or similar transaction as a result of which (A) a Major Carrier or a Holding Company of a Major Carrier and a Northwest Affected Company are legally combined, (B) a Major Carrier, any of its Affiliates or any combination thereof acquires, directly or indirectly, Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Northwest Affected Company, or (C) a Northwest Affected Company acquires, directly or indirectly, Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Major Carrier;

                           (ii) the liquidation or dissolution of Northwest or
                  its successor in connection with which Northwest or such successor ceases operations as an air carrier;

                           (iii) the sale, transfer or other disposition of all
                  or substantially all of the Airline Assets of Northwest Airlines Corporation (or its successor) and its Subsidiaries on a consolidated basis directly or indirectly to a Major Carrier, any Affiliate of a Major Carrier or any combination thereof, whether in a single transaction or a series of related transactions;

                           (iv) the sale, transfer or other disposition of all
                  or substantially all of the transpacific route network of Northwest or its successor other than to an Affiliate of Northwest;

                           (v) the direct or indirect acquisition by a Major
                  Carrier, any of its Affiliates or any combination thereof of Beneficial Ownership of 25% or more of the Capital Stock or Voting Power of a Northwest Affected Company;

                           (vi) the direct or indirect acquisition, whether in a
                  single transaction or a series of related transactions, by a Northwest Affected Company of Airline Assets and associated employees, which Airline Assets on a stand alone basis would have pro forma annual passenger revenues for the most recently completed four fiscal quarters for which financial statements can be reasonably prepared in excess of the Revenue Threshold; or

                           (vii) the execution by a Northwest Affected Company
                  of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses
                  (i), (ii), (iii) (iv), (v) or (vi).

                  Notwithstanding the foregoing, (A) in no event shall a commercial cooperation agreement (such as the Northwest-KLM trans-Atlantic joint venture), which involves a Major Carrier or any of its Affiliates and a Northwest Affected Party, which consists of code sharing, a joint venture or similar arrangement and which does not involve a sale, transfer, or acquisition of Airline Assets, be deemed to be a NW Change of Control, and (B) any such commercial cooperation agreement, which involves a Major Carrier or any of its Affiliates and a Northwest Affected Party, which consists of code sharing, a joint venture or similar arrangement but which does involve a sale, transfer, or acquisition of Airline Assets, shall be deemed to be a NW Change of Control only if such transaction is otherwise within the scope of one or more of the preceding clauses (i) through (vii).

                           "REVENUE THRESHOLD" means one billion dollars
                  ($1,000,000,000), as such amount may be increased based on the amount by which, for any date of determination, the most recently published Consumer Price Index for all-urban consumers published by the Department of Labor (the "CPI") has increased to such date above the CPI for calendar year 2000. For purposes hereof, the CPI for calendar year 2000 is the monthly average of the CPI for the 12 months ending on December 31, 2000.

                           "PERSON" means an individual, partnership,
                  corporation, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity of whatever nature.

                           "SUBSIDIARY" (i) of any Person (other than an
                  Institutional Investor) means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 40% of the total Voting Power thereof or the Capital Stock thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person, or (3) one or more Subsidiaries of such Person and
                  (ii) of any Institutional Investor means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 50% of the total Voting Power thereof is at the time owned or controlled, directly, by such Institutional Investor.

                           "VOTING POWER" means, as of the date of
                  determination, the voting power in the general election of directors, managers or trustees, as applicable.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer this ___ day of ______, 2000.


                                      CONTINENTAL AIRLINES, INC.


                                      By:
                                          --------------------------------------
                                            Name:
                                            Title: